Security Information






Security Purchased

CUSIP
00846NAA5

Issuer
AGFC CAPITAL TRUST

Underwriters
DBSI, Morgan Stanley, UBS, BoA, Credit
Suisse, Goldman Sachs, Merrill Lynch

Years of continuous operation, including predecessors
> 3 years

Security
AIG FRN 1/15/2017

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/17/2007

Total amount of offering sold to QIBs
350,000,000

Total amount of any concurrent public offering
0

Total
350,000,000

Public offering price
99.76

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.00%

Rating
A3/A-

Current yield
6.61%

Benchmark vs Spread (basis points)
125 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
1,310,000
 $
1,306,817
0.37%

DWS Balanced VIP
Chicago
440,000
 $                   438,931
0.13%

Total

1,750,000
 $
1,745,748
0.50%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
018772AG8

Issuer
ALLIANCE ONE INTERNATIONAL

Underwriters
DBSI, Wachovia, ING Wholesale Banking

Years of continuous operation, including predecessors
> 3 years

Security
AOI 8.5% 5/15/2012

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Wachovia

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/2/2007

Total amount of offering sold to QIBs
150,000,000

Total amount of any concurrent public offering
0

Total
150,000,000

Public offering price
99.51

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.75%

Rating
B2/B

Current yield
8.54%

Benchmark vs Spread (basis points)
416 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
135,000
 $                   134,672
0.04%

DWS Balanced VIP
Chicago
40,000
 $                     39,903
0.01%

DWS High Income Fund
Chicago
1,700,000
 $
1,695,869
0.49%

DWS High Income Trust
Chicago
200,000
 $                   199,514
0.06%

DWS High Income VIP
Chicago
300,000
 $                   299,271
0.09%

DWS Multi Market Income Trust
Chicago
105,000
 $                   104,745
0.03%

DWS Strategic Income Fund
Chicago
115,000
 $                   114,721
0.03%

DWS Strategic Income Trust
Chicago
25,000
 $                     24,939
0.01%

DWS Strategic Income VIP
Chicago
20,000
 $                     19,951
0.01%

New York Funds





DWS High Income Plus Fund
New York
345,000
 $                   344,162
0.10%

DWS Short Duration Plus Fund
New York
15,000
 $                     14,964
0.00%

Total

3,000,000
 $
2,992,710
0.86%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
043436AE4

Issuer
ASBURY AUTOMOTIVE GROUP

Underwriters
Goldman Sachs, DBSI

Years of continuous operation, including predecessors
> 3 years

Security
ABG 7.625% 3/15/2017

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/12/2007

Total amount of offering sold to QIBs
150,000,000

Total amount of any concurrent public offering
0

Total
150,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.13%

Rating
B3/B

Current yield
7.63%

Benchmark vs Spread (basis points)
308 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
315,000
 $                   314,235
0.09%

DWS Balanced VIP
Chicago
105,000
 $                   104,745
0.03%

DWS High Income Fund
Chicago
3,960,000
 $
3,950,377
1.13%

DWS High Income Trust
Chicago
465,000
 $                   463,870
0.13%

DWS High Income VIP
Chicago
670,000
 $                   668,372
0.19%

DWS Multi Market Income Trust
Chicago
250,000
 $                   249,393
0.07%

DWS Strategic Income Fund
Chicago
260,000
 $                   259,368
0.07%

DWS Strategic Income Trust
Chicago
55,000
 $                     54,866
0.02%

DWS Strategic Income VIP
Chicago
70,000
 $                     69,830
0.02%

New York Funds





DWS High Income Plus Fund
New York
815,000
 $                   813,020
0.23%

DWS Short Duration Plus Fund
New York
35,000
 $                     34,915
0.01%

Total

7,000,000
 $
6,982,990
2.00%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
09253U108

Issuer
BLACKSTONE GROUP LP

Underwriters
Citigroup, Credit Suisse, DBSI, Lehman
Brothers, Merrill Lynch, Morgan Stanley, ABN
Amro, BoA, Bear Stearns, Goldman Sachs, JP
Morgan, Lazard, UBS, Wachovia

Years of continuous operation, including predecessors
> 3 years

Ticker
BX US

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/21/2007

Total dollar amount of offering sold to QIBs
 $
4,133,330,000

Total dollar amount of any concurrent public
offering
 $                     -

Total
 $                 4,133,330,000

Public offering price
 $                         31.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                               1.32

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Global Thematic VIP
Chicago
20,300
 $
2,025,067
0.58%

DWS Mid Cap Growth VIP
Chicago
13,900
 $
1,386,622
0.40%

New York Funds





DWS Global Thematic Fund
New York
                      262,700
 $
26,206,164
7.49%

DWS Mid Cap Growth Fund
New York
                      313,100
 $
31,233,917
8.92%

DWS RREEF Global Real Estate Securities
Fund
New York
24,050
 $                 2,399,156
0.69%

Total

634,050
 $               63,250,926
18.07%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
136385AK7

Issuer
CANADIAN NATURAL RESOURCES

Underwriters
BoA, Citigroup, DBSI, JP Morgan, RBC
Capital Markets, BMO Capital Markets, BNP
Paribas, CIBC, Daiwa Securities, Lazard,
Mizuho International, Scotia Capital, SG
Americas Securities

Years of continuous operation, including predecessors
> 3 years

Security
CNQCN 5.7% 5/15/2017

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/12/2007

Total amount of offering sold to QIBs
1,100,000,000

Total amount of any concurrent public offering
0

Total
1,100,000,000

Public offering price
99.73

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.65%

Rating
Baa2/BBB

Current yield
5.72%

Benchmark vs Spread (basis points)
118 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
3,500,000
 $
3,491,495
1.00%

DWS Balanced VIP
Chicago
1,165,000
 $
1,162,169
0.33%

DWS Core Fixed Income VIP
Chicago
1,150,000
 $
1,147,206
0.33%

Total

5,815,000
 $
5,800,870
1.66%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
140422AA4

Issuer
CAPITAL ONE CAPITAL IV

Underwriters
BoA, Credit Suisse, JP Morgan, Wachovia,
Barclays, Citigroup, DBSI, RBS Greenwich
Capital, Sandler Capital Management

Years of continuous operation, including predecessors
> 3 years

Security
COF 6.745% 2/17/2037

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/29/2007

Total amount of offering sold to QIBs
50,000,000

Total amount of any concurrent public offering
0

Total
50,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.00%

Rating
Baa1/BBB-

Current yield
6.75%

Benchmark vs Spread (basis points)
175 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
915,000
 $                   912,777
0.26%

Total

915,000
 $                   912,777
0.26%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
15189TAN7

Issuer
CENTERPOINT ENERGY INC

Underwriters
BoA, DBSI, JP Morgan, Citigroup, Credit
Suisse, UBS, Wachovia

Years of continuous operation, including predecessors
> 3 years

Security
CNP 5.95% 2/1/2017

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
2/1/2007

Total amount of offering sold to QIBs
250,000,000

Total amount of any concurrent public offering
0

Total
250,000,000

Public offering price
99.74

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.65%

Rating
Ba1/BBB-

Current yield
5.97%

Benchmark vs Spread (basis points)
115 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
4,510,000
 $
4,499,041
1.29%

DWS Balanced VIP
Chicago
1,490,000
 $
1,486,379
0.43%

Total

6,000,000
 $
5,985,420
1.71%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
171798AA9

Issuer
CIMERAX ENERGY

Underwriters
JP Morgan, Lehman Brothers, Calyon
Securities USA Inc, DBSI, Merrill Lynch & Co,
Raymond James & Associates Inc, UBS
Securities LLC

Years of continuous operation, including predecessors
> 3 years

Security
XEC 7.125% 5/1/2017

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/17/2007

Total amount of offering sold to QIBs
350,000,000

Total amount of any concurrent public offering
0

Total
350,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.50%

Rating
B1/BB-

Current yield
7.13%

Benchmark vs Spread (basis points)
244 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
225,000
 $                   224,453
0.06%

DWS Balanced VIP
Chicago
75,000
 $                     74,818
0.02%

DWS High Income Fund
Chicago
2,880,000
 $
2,873,002
0.82%

DWS High Income Trust
Chicago
340,000
 $                   339,174
0.10%

DWS High Income VIP
Chicago
425,000
 $                   423,967
0.12%

DWS Multi Market Income Trust
Chicago
180,000
 $                   179,563
0.05%

DWS Strategic Income Fund
Chicago
185,000
 $                   184,550
0.05%

DWS Strategic Income Trust
Chicago
40,000
 $                     39,903
0.01%

DWS Strategic Income VIP
Chicago
45,000
 $                     44,891
0.01%

New York Funds





DWS Bond VIP
New York
17,000
 $                     16,959
0.00%

DWS Core Plus Income Fund
New York
53,000
 $                     52,871
0.02%

DWS High Income Plus Fund
New York
565,000
 $                   563,627
0.16%

DWS Short Duration Plus Fund
New York
40,000
 $                     39,903
0.01%

Total

5,070,000
 $
5,057,680
1.45%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
125581CT3

Issuer
CIT GROUP INC

Underwriters
BoA, Citigroup, Greenwich Capital Markets,
JP Morgan, Bear Stearns, BNP Paribas,
Credit Suisse, DBSI, Goldman Sachs, HSBC,
LaSalle Bank, RBC Capital Markets, UBS,
BMO Capital Markets, BNY Capital Markets,
CIBC, National Australia Bank, Scotia Capital

Years of continuous operation, including predecessors
> 3 years

Security
CIT 5.4% 2/13/2012

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
2/6/2007

Total amount of offering sold to QIBs
500,000,000

Total amount of any concurrent public offering
0

Total
500,000,000

Public offering price
99.93

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.35%

Rating
A2/A

Current yield
5.40%

Benchmark vs Spread (basis points)
66 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
5,000,000
 $
4,987,850
1.43%

DWS Balanced VIP
Chicago
2,000,000
 $
1,995,140
0.57%

Total

7,000,000
 $
6,982,990
2.00%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
125577AY2

Issuer
CIT GROUP INC

Underwriters
BoA, Citigroup, Greenwich Capital Markets,
JP Morgan, Bear Stearns, BNP Paribas,
Credit Suisse, DBSI, Goldman Sachs, HSBC,
LaSalle Bank, RBC Capital Markets, UBS,
BMO Capital Markets, BNY Capital Markets,
CIBC, National Australia Bank, Scotia Capital

Years of continuous operation, including predecessors
> 3 years

Security
CIT 5.65% 2/13/2017

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Greenwich Capital Markets

Firm commitment underwriting?
Yes

Trade date/Date of Offering
2/6/2007

Total amount of offering sold to QIBs
750,000,000

Total amount of any concurrent public offering
0

Total
750,000,000

Public offering price
99.66

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
A2/A

Current yield
5.67%

Benchmark vs Spread (basis points)
93 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
New York
4,510,000
 $
4,499,041
1.29%

DWS Balanced VIP
New York
1,490,000
 $
1,486,379
0.43%

Total

6,000,000
 $
5,985,420
1.71%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
12513YAF7

Issuer
CITIGROUP COMMERCIAL MORTGAGE
TRUST

Underwriters
Citigroup, DBSI, LaSalle Financial Services,
PNC Capital Markets, RBC Capital Markets

Years of continuous operation, including predecessors
> 3 years

Security
CD 2007-CD4 A4 12/11/2049

Is the affiliate a manager or co-manager of offering?
Co-Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/14/2007

Total amount of offering sold to QIBs
1,737,121,000

Total amount of any concurrent public offering
0

Total
1,737,121,000

Public offering price
100.49

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.63%

Rating
Aaa/AAA

Current yield
5.32%

Benchmark vs Spread (basis points)
25 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
1,810,000
 $
1,805,602
0.52%

New York Funds





DWS Core Fixed Income Fund
New York
7,400,000
 $
7,382,018
2.11%

DWS Lifecycle Long Range Fund
New York
1,300,000
 $
1,296,841
0.37%

Total

10,510,000
 $
10,484,461
3.00%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
18889LAA9

Issuer
CLONDALKIN ACQUISITION

Underwriters
DBSI, Lehman Brothers

Years of continuous operation, including predecessors
> 3 years

Security
CLONDA 6.15% 12/15/2013

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/12/2007

Total amount of offering sold to QIBs
399,314,775

Total amount of any concurrent public offering
0

Total
399,314,775

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.25%

Rating
Ba3/B+

Current yield
6.15%

Benchmark vs Spread (basis points)
200 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
66,552
 $                     66,391
0.02%

DWS Balanced VIP
Chicago
66,552
 $                     66,391
0.02%

DWS High Income Fund
Chicago
638,904
 $                   637,351
0.18%

DWS High Income Trust
Chicago
73,208
 $                     73,030
0.02%

DWS High Income VIP
Chicago
99,829
 $                     99,586
0.03%

DWS Multi Market Income Trust
Chicago
66,552
 $                     66,391
0.02%

DWS Strategic Income Fund
Chicago
66,552
 $                     66,391
0.02%

DWS Strategic Income Trust
Chicago
66,552
 $                     66,391
0.02%

DWS Strategic Income VIP
Chicago
66,552
 $                     66,391
0.02%

New York Funds





DWS High Income Plus Fund
New York
119,794
 $                   119,503
0.03%

Total

1,331,049
 $
1,327,815
0.38%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
18889LAC5

Issuer
CLONDALKIN ACQUISITION

Underwriters
DBSI, Lehman Brothers

Years of continuous operation, including predecessors
> 3 years

Security
CLONDA 7.36% 12/15/2013

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/12/2007

Total amount of offering sold to QIBs
150,000,000

Total amount of any concurrent public offering
0

Total
150,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.25%

Rating
Ba3/B+

Current yield
7.36%

Benchmark vs Spread (basis points)
200 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
85,000
 $                     84,793
0.02%

DWS Balanced VIP
Chicago
75,000
 $                     74,818
0.02%

DWS High Income Fund
Chicago
1,045,000
 $
1,042,461
0.30%

DWS High Income Trust
Chicago
125,000
 $                   124,696
0.04%

DWS High Income VIP
Chicago
160,000
 $                   159,611
0.05%

DWS Multi Market Income Trust
Chicago
80,000
 $                     79,806
0.02%

DWS Strategic Income Fund
Chicago
75,000
 $                     74,818
0.02%

DWS Strategic Income Trust
Chicago
75,000
 $                     74,818
0.02%

DWS Strategic Income VIP
Chicago
75,000
 $                     74,818
0.02%

New York Funds





DWS High Income Plus Fund
New York
205,000
 $                   204,502
0.06%

Total

2,000,000
 $
1,995,140
0.57%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
19075CAD5

Issuer
COBALT COMMERCIAL MORTGAGE
TRUST

Underwriters
Citigroup, Wachovia, DBSI

Years of continuous operation, including predecessors
> 3 years

Security
CWCI 2007-C2 A3

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/2/2007

Total amount of offering sold to QIBs
857,504,000

Total amount of any concurrent public offering
0

Total
857,504,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.07%

Rating
Aaa/AAA

Current yield
5.48%

Benchmark vs Spread (basis points)
29 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
1,850,000
 $
1,845,505
0.53%

New York Funds





DWS Core Fixed Income Fund
New York
5,535,000
 $
5,521,550
1.58%

Total

7,385,000
 $
7,367,054
2.11%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
19075CAC7

Issuer
COBALT COMMERCIAL MORTGAGE
TRUST

Underwriters
Citigroup, Wachovia, DBSI

Years of continuous operation, including predecessors
> 3 years

Security
CWCI 2007-C2 AAB

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/2/2007

Total amount of offering sold to QIBs
71,881,000

Total amount of any concurrent public offering
0

Total
71,881,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.07%

Rating
Aaa/AAA

Current yield
5.42%

Benchmark vs Spread (basis points)
28 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
1,850,000
 $
1,845,505
0.53%

Total

1,850,000
 $
1,845,505
0.53%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
DE0005437305

Issuer
COMPUGROUP HOLDING

Underwriters
DBSI, Lehman Brothers, Sal Oppenheim Jr,
William Blair & Co

Years of continuous operation, including predecessors
> 3 years

Ticker
COP GR

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/4/2007

Total dollar amount of offering sold to QIBs
 $                 172,534,900

Total dollar amount of any concurrent public
offering
 $                          -

Total
 $                 172,534,900

Public offering price
 $                         24.46

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                        0.56

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS International Select Equity VIP
Chicago
                        48,900
 $
4,878,117
1.39%

New York Funds





DWS Global Opportunities Fund
New York
                      170,000
 $
16,958,690
4.85%

DWS Global Opportunities VIP
New York
                        78,100
 $
7,791,022
2.23%

DWS International Select Equity Fund
New York
                        38,400
 $
3,830,669
1.09%

Total

335,400
 $               33,458,498
9.56%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
20564W105

Issuer
COMSCORE INC

Underwriters
Credit Suisse, DBSI, Friedman Billings
Ramsey, Jefferies & Co, William Blair & Co

Years of continuous operation, including predecessors
> 3 years

Ticker
SCOR US

Is the affiliate a manager or co-manager of offering?
Co-Lead Manager

Name of underwriter or dealer from which purchased
Credit Suisse

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/26/2007

Total dollar amount of offering sold to QIBs
 $         87,450,000

Total dollar amount of any concurrent public
offering
 $                                  -

Total
 $                87,450,000

Public offering price
 $                          16.50

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                           1.16

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Small Cap Growth VIP
Chicago
6,900
 $                   688,323
0.20%

New York Funds





DWS Micro Cap Fund
New York
                          2,000
 $                   199,514
0.06%

DWS Small Cap Growth Fund
New York
                        12,700
 $                 1,266,914
0.36%

Total

21,600
 $                 2,154,751
0.62%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
22112AAA4

Issuer
COSAN FINANCE LTD

Underwriters
Credit Suisse, Morgan Stanley, DBSI

Years of continuous operation, including predecessors
> 3 years

Security
COSAN 7 % 2/1/2017

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/19/2007

Total amount of offering sold to QIBs
400,000,000

Total amount of any concurrent public offering
0

Total
400,000,000

Public offering price
98.24

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.88%

Rating
Ba2/BB

Current yield
7.05%

Benchmark vs Spread (basis points)
249 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
175,000
 $                   174,575
0.05%

DWS Balanced VIP
Chicago
100,000
 $                     99,757
0.03%

DWS High Income Fund
Chicago
2,120,000
 $
2,114,848
0.61%

DWS High Income Trust
Chicago
245,000
 $                   244,405
0.07%

DWS High Income VIP
Chicago
370,000
 $                   369,101
0.11%

DWS Multi Market Income Trust
Chicago
135,000
 $                   134,672
0.04%

DWS Strategic Income Fund
Chicago
140,000
 $                   139,660
0.04%

DWS Strategic Income Trust
Chicago
100,000
 $                     99,757
0.03%

DWS Strategic Income VIP
Chicago
100,000
 $                     99,757
0.03%

New York Funds





DWS High Income Plus Fund
New York
415,000
 $                   413,992
0.12%

DWS Short Duration Plus Fund
New York
100,000
 $                     99,757
0.03%

Total

4,000,000
 $
3,990,280
1.14%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
226566AD9

Issuer
CRICKET COMMUNICATIONS

Underwriters
Citigroup, DBSI, Goldman Sachs

Years of continuous operation, including predecessors
> 3 years

Security
LEAP 9.375% 11/1/2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/1/2007

Total amount of offering sold to QIBs
350,000,000

Total amount of any concurrent public offering
0

Total
350,000,000

Public offering price
106.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.00%

Rating
Caa1/CCC

Current yield
8.84%

Benchmark vs Spread (basis points)
304 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
680,000
 $                   678,348
0.19%

DWS Balanced VIP
Chicago
220,000
 $                   219,465
0.06%

DWS High Income Fund
Chicago
8,610,000
 $
8,589,078
2.46%

DWS High Income Trust
Chicago
1,020,000
 $
1,017,521
0.29%

DWS High Income VIP
Chicago
1,310,000
 $
1,306,817
0.37%

DWS Multi Market Income Trust
Chicago
620,000
 $                   618,493
0.18%

DWS Strategic Income Fund
Chicago
555,000
 $                   553,651
0.16%

DWS Strategic Income Trust
Chicago
160,000
 $                   159,611
0.05%

DWS Strategic Income VIP
Chicago
140,000
 $                   139,660
0.04%

New York Funds





DWS High Income Plus Fund
New York
1,685,000
 $
1,680,905
0.48%

Total

15,000,000
 $
14,963,550
4.29%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
281023AS0

Issuer
EDISON MISSION ENERGY

Underwriters
Citigroup, Credit Suisse, DBSI, Goldman
Sachs, JP Morgan, Lehman Brothers, Merrill
Lynch, RBS Greenwich Capital, UBS

Years of continuous operation, including predecessors
> 3 years

Security
EIX 7% 5/15/2017

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/1/2007

Total amount of offering sold to QIBs
1,200,000,000

Total amount of any concurrent public offering
0

Total
1,200,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.75%

Rating
B1/BB-

Current yield
7.00%

Benchmark vs Spread (basis points)
239 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
545,000
 $                   543,676
0.16%

DWS Balanced VIP
Chicago
175,000
 $                   174,575
0.05%

DWS High Income Fund
Chicago
6,910,000
 $
6,893,209
1.97%

DWS High Income Trust
Chicago
815,000
 $                   813,020
0.23%

DWS High Income VIP
Chicago
1,045,000
 $
1,042,461
0.30%

DWS Multi Market Income Trust
Chicago
420,000
 $                   418,979
0.12%

DWS Strategic Income Fund
Chicago
445,000
 $                   443,919
0.13%

DWS Strategic Income Trust
Chicago
100,000
 $                     99,757
0.03%

DWS Strategic Income VIP
Chicago
110,000
 $                   109,733
0.03%

New York Funds





DWS Bond VIP
New York
57,000
 $                     56,861
0.02%

DWS Core Plus Income Fund
New York
177,000
 $                   176,570
0.05%

DWS High Income Plus Fund
New York
1,360,000
 $
1,356,695
0.39%

DWS Short Duration Plus Fund
New York
75,000
 $                     74,818
0.02%

Total

12,234,000
 $
12,204,271
3.50%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
283695BN3

Issuer
EL PASO NATURAL GAS

Underwriters
Citigroup, DBSI, ABN Amro, Godlman Sachs,
JP Morgan, RBS Greenwich Capital, Societe
Generale

Years of continuous operation, including predecessors
> 3 years

Security
EP 5.95% 4/15/2017

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/29/2007

Total amount of offering sold to QIBs
355,000,000

Total amount of any concurrent public offering
0

Total
355,000,000

Public offering price
99.73

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.00%

Rating
Baa3/BB

Current yield
5.97%

Benchmark vs Spread (basis points)
135 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
1,312,000
 $
1,308,812
0.37%

DWS Balanced VIP
Chicago
438,000
 $                   436,936
0.13%

Total

1,750,000
 $
1,745,748
0.50%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
29759R102

Issuer
ETELECARE GLOBAL SOLUTIONS

Underwriters
Morgan Stanley, DBSI, JMP Securities, Robert
W Baird & Co

Years of continuous operation, including predecessors
> 3 years

Ticker
ETEL US

Is the affiliate a manager or co-manager of offering?
Co-Manger

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/27/2007

Total dollar amount of offering sold to QIBs
 $       74,250,000

Total dollar amount of any concurrent public
offering
 $                                   -

Total
 $                  74,250,000

Public offering price
 $                                13.50

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                               0.95

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Small Cap Growth VIP
Chicago
43,600
 $
4,349,405
1.24%

New York Funds





DWS Micro Cap Fund
New York
                        76,000
 $
7,581,532
2.17%

DWS Small Cap Growth Fund
New York
12,100
 $                 1,207,060
0.34%

Total

131,700
 $               13,137,997
3.75%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
NZFBUE0001S0

Issuer
FLETCHER BUILDING LTD

Underwriters
Goldman Sachs, DBSI

Years of continuous operation, including predecessors
> 3 years

Ticker
FBU NZ

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/24/2007

Total dollar amount of offering sold to QIBs
 $      237,640,000

Total dollar amount of any concurrent public
offering
 $                          -

Total
 $           237,640,000

Public offering price
 $                     9.14

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                      0.06

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS International Select Equity VIP
Chicago
5,300
 $                   528,712
0.15%

New York Funds





DWS International Equity Fund
New York
4,100
 $                   409,004
0.12%

DWS International Fund
New York
                        31,700
 $
3,162,297
0.90%

DWS International Select Equity Fund
New York
4,100
 $                   409,004
0.12%

DWS International VIP
New York
                        13,200
 $
1,316,792
0.38%

Total

58,400
 $                 5,825,809
1.66%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
34460XAA7

Issuer
FONTAINEBLEAU LAS VEGAS

Underwriters
BoA, Barclays, DBSI, Merrill Lynch, Daiwa
Securities, Greenwich Capital Markets, JP
Morgan

Years of continuous operation, including predecessors
> 3 years

Security
FBLEAU 10.25% 6/15/2015

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/24/2007

Total amount of offering sold to QIBs
675,000,000

Total amount of any concurrent public offering
0

Total
675,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.50%

Rating
Caa1/CCC+

Current yield
10.25%

Benchmark vs Spread (basis points)
538 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
245,000
 $                   244,405
0.07%

DWS Balanced VIP
Chicago
80,000
 $                     79,806
0.02%

DWS High Income Fund
Chicago
3,155,000
 $
3,147,333
0.90%

DWS High Income Trust
Chicago
375,000
 $                   374,089
0.11%

DWS High Income VIP
Chicago
480,000
 $                   478,834
0.14%

DWS Multi Market Income Trust
Chicago
225,000
 $                   224,453
0.06%

DWS Strategic Income Fund
Chicago
205,000
 $                   204,502
0.06%

DWS Strategic Income Trust
Chicago
60,000
 $                     59,854
0.02%

DWS Strategic Income VIP
Chicago
55,000
 $                     54,866
0.02%

New York Funds





DWS High Income Plus Fund
New York
620,000
 $                   618,493
0.18%

Total

5,500,000
 $
5,486,635
1.57%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
302570AX4

Issuer
FPL GROUP CAPITAL INC

Underwriters
BoA, JP Morgan, Lehman Brothers,
Wachovia, Bear Stearns, Calyon, DBSI, Fortis
Bank, HSBC, RBS Greenwich Capital,
SunTrust Robinson Humphrey, Williams
Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
FPL FRN 6/15/2067

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/6/2007

Total amount of offering sold to QIBs
400,000,000

Total amount of any concurrent public offering
0

Total
400,000,000

Public offering price
99.84

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.00%

Rating
A3/BBB+

Current yield
7.11%

Benchmark vs Spread (basis points)
170 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
1,359,000
 $
1,355,698
0.39%

New York Funds





DWS Bond VIP
New York
360,000
 $                   359,125
0.10%

DWS Core Fixed Income Fund
New York
5,955,000
 $
5,940,529
1.70%

DWS Core Plus Income Fund
New York
920,000
 $                   917,764
0.26%

DWS Lifecycle Long Range Fund
New York
1,037,000
 $
1,034,480
0.30%

Total

9,631,000
 $
9,607,597
2.75%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
370334BB9

Issuer
GENERAL MILLS INC

Underwriters
BoA, Barclays, JP Morgan, Blaylock & Co,
Calyon Securities, Citigroup, DBSI, Goldman
Sachs, Loop Capital Markets, Merrill Lynch,
Mitsubishi UFJ, Morgan Stanley, Piper Jaffray,
Wells Fargo

Years of continuous operation, including predecessors
> 3 years

Security
GIS 5.7% 2/15/2017

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/17/2007

Total amount of offering sold to QIBs
1,000,000,000

Total amount of any concurrent public offering
0

Total
1,000,000,000

Public offering price
99.78

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
Baa1/BBB+

Current yield
5.71%

Benchmark vs Spread (basis points)
95 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
2,725,000
 $
2,718,378
0.78%

DWS Balanced VIP
Chicago
910,000
 $                   907,789
0.26%

Total

3,635,000
 $
3,626,167
1.04%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
45104GAC87

Issuer
ICICI BANK LTD

Underwriters
Citigroup, DBSI, Merrill Lynch

Years of continuous operation, including predecessors
> 3 years

Security
ICICI 5.75% 1/12/2012

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Merrill Lynch

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/9/2007

Total amount of offering sold to QIBs
750,000,000

Total amount of any concurrent public offering
0

Total
750,000,000

Public offering price
99.79

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.00%

Rating
Baa2/BBB-

Current yield
5.76%

Benchmark vs Spread (basis points)
114 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
925,000
 $                   922,752
0.26%

New York Funds





DWS Bond VIP
New York
555,000
 $                   553,651
0.16%

DWS Short Duration Fund
New York
285,000
 $                   284,307
0.08%

Total

1,765,000
 $
1,760,711
0.50%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
458204AA2

Issuer
INTELSAT BERMUDA LTD

Underwriters
Citigroup, Credit Suisse, DBSI, Lehman
Brothers, Bear Stearns, BNP Paribas,
Goldman Sachs, JP Morgan, Merrill Lynch,
RBS Greenwich Capital

Years of continuous operation, including predecessors
> 3 years

Security
INTEL FRN 1/15/2015

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Credit Suisse

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/9/2007

Total amount of offering sold to QIBs
600,000,000

Total amount of any concurrent public offering
0

Total
600,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.25%

Rating
Caa1/B

Current yield
8.87%

Benchmark vs Spread (basis points)
351 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
45,000
 $                     44,891
0.01%

DWS Balanced VIP
Chicago
15,000
 $                     14,964
0.00%

DWS High Income Fund
Chicago
560,000
 $                   558,639
0.16%

DWS High Income Trust
Chicago
65,000
 $                     64,842
0.02%

DWS High Income VIP
Chicago
100,000
 $                     99,757
0.03%

DWS Multi Market Income Trust
Chicago
35,000
 $                     34,915
0.01%

DWS Strategic Income Fund
Chicago
40,000
 $                     39,903
0.01%

DWS Strategic Income Trust
Chicago
10,000
 $                       9,976
0.00%

DWS Strategic Income VIP
Chicago
10,000
 $                       9,976
0.00%

New York Funds





DWS High Income Plus Fund
New York
110,000
 $                   109,733
0.03%

DWS Short Duration Plus Fund
New York
10,000
 $                       9,976
0.00%

Total

1,000,000
 $                   997,570
0.29%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
48238QAB1

Issuer
KAR HOLDINGS

Underwriters
Bear Stearns, DBSI, Goldman Sachs, UBS
Securities, BMO Capital Markets, GE Capital
Markets Inc

Years of continuous operation, including predecessors
> 3 years

Security
KARHLD 8.75% 5/14

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/13/2007

Total amount of offering sold to QIBs
450,000,000

Total amount of any concurrent public offering
0

Total
450,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.25%

Rating
B3/CCC

Current yield
8.75%

Benchmark vs Spread (basis points)
403 BP







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
250,000
 $                   249,393
0.07%

DWS Balanced VIP
Chicago
80,000
 $                     79,806
0.02%

DWS High Income Fund
Chicago
3,190,000
 $
3,182,248
0.91%

DWS High Income Trust
Chicago
380,000
 $                   379,077
0.11%

DWS High Income VIP
Chicago
475,000
 $                   473,846
0.14%

DWS Multi Market Income Trust
Chicago
195,000
 $                   194,526
0.06%

DWS Strategic Income Fund
Chicago
205,000
 $                   204,502
0.06%

DWS Strategic Income Trust
Chicago
45,000
 $                     44,891
0.01%

DWS Strategic Income VIP
Chicago
50,000
 $                     49,879
0.01%

New York Funds





DWS High Income Plus Fund
New York
630,000
 $                   628,469
0.18%

Total

5,500,000
 $
5,486,635
1.57%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
48238QAC9

Issuer
KAR HOLDINGS

Underwriters
Bear Stearns, DBSI, Goldman Sachs, UBS
Securities, BMO Capital Markets, GE Capital
Markets Inc.

Years of continuous operation, including predecessors
> 3 years

Security
KARHLD 10% 5/1/2015

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/13/2007

Total amount of offering sold to QIBs
425,000,000

Total amount of any concurrent public offering
0

Total
425,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.50%

Rating
Caa1/CCC

Current yield
10.00%

Benchmark vs Spread (basis points)
525 BP







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
320,000
 $                   319,222
0.09%

DWS Balanced VIP
Chicago
105,000
 $                   104,745
0.03%

DWS High Income Fund
Chicago
4,060,000
 $                 4,050,134
1.16%

DWS High Income Trust
Chicago
480,000
 $                   478,834
0.14%

DWS High Income VIP
Chicago
605,000
 $                   603,530
0.17%

DWS Multi Market Income Trust
Chicago
245,000
 $                   244,405
0.07%

DWS Strategic Income Fund
Chicago
260,000
 $                   259,368
0.07%

DWS Strategic Income Trust
Chicago
60,000
 $                     59,854
0.02%

DWS Strategic Income VIP
Chicago
65,000
 $                     64,842
0.02%

New York Funds





DWS High Income Plus Fund
New York
800,000
 $                   798,056
0.23%

Total

7,000,000
 $
6,982,990
2.00%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
494550AU0

Issuer
KINDER MORGAN ENERGY PARTNERS

Underwriters
DBSI, Merrill Lynch, Wachovia, Citigroup,
Commerzbank, Lazard, RBS Greenwich
Capital, Scotia Capital, Sumitomo Bank,
SunTrust Robinson Humphrey

Years of continuous operation, including predecessors
> 3 years

Security
KMP 6% 2/1/2017

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Wachovia

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/25/2007

Total amount of offering sold to QIBs
600,000,000

Total amount of any concurrent public offering
0

Total
600,000,000

Public offering price
99.89

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
Baa1/BBB

Current yield
6.00%

Benchmark vs Spread (basis points)
115 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
1,084,000
 $
1,081,366
0.31%

DWS Balanced VIP
Chicago
381,000
 $                   380,074
0.11%

Total

1,465,000
 $
1,461,440
0.42%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
53956RAA1

Issuer
LOCAL TV FINANCE

Underwriters
DBSI, UBS

Years of continuous operation, including predecessors
> 3 years

Security
LOCAL 9.25% 6/15/2015

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
UBS

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/2/2007

Total amount of offering sold to QIBs
190,000,000

Total amount of any concurrent public offering
0

Total
190,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.25%

Rating
Caa1/CCC+

Current yield
9.25%

Benchmark vs Spread (basis points)
463 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
225,000
 $                   224,453
0.06%

DWS Balanced VIP
Chicago
75,000
 $                     74,818
0.02%

DWS High Income Fund
Chicago
2,890,000
 $
2,882,977
0.83%

DWS High Income Trust
Chicago
345,000
 $                   344,162
0.10%

DWS High Income VIP
Chicago
445,000
 $                   443,919
0.13%

DWS Multi Market Income Trust
Chicago
175,000
 $                   174,575
0.05%

DWS Strategic Income Fund
Chicago
185,000
 $                   184,550
0.05%

DWS Strategic Income Trust
Chicago
40,000
 $                     39,903
0.01%

DWS Strategic Income VIP
Chicago
50,000
 $                     49,879
0.01%

New York Funds





DWS High Income Plus Fund
New York
570,000
 $                   568,615
0.16%

Total

5,000,000
 $
4,987,850
1.43%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
552078AY3

Issuer
LYONDELL CHEMICAL

Underwriters
BoA, Citigroup, DBSI, JP Morgan, Bank of NY,
Credit Suisse, HVB Capital Markets, Morgan
Stanley, Natexis Banque, Robert W Baird, SG
Americas Securities, UBS, Wachovia

Years of continuous operation, including predecessors
> 3 years

Security
LYO 6.875% 6/15/2017

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/30/2007

Total amount of offering sold to QIBs
510,000,000

Total amount of any concurrent public offering
0

Total
510,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.50%

Rating
B1/B+

Current yield
6.88%

Benchmark vs Spread (basis points)
201 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
900,000
 $                   897,813
0.26%

DWS Balanced VIP
Chicago
290,000
 $                   289,295
0.08%

DWS High Income Fund
Chicago
11,485,000
 $
11,457,091
3.28%

DWS High Income Trust
Chicago
1,365,000
 $
1,361,683
0.39%

DWS High Income VIP
Chicago
1,750,000
 $
1,745,748
0.50%

DWS Multi Market Income Trust
Chicago
805,000
 $                   803,044
0.23%

DWS Strategic Income Fund
Chicago
740,000
 $                   738,202
0.21%

DWS Strategic Income Trust
Chicago
215,000
 $                   214,478
0.06%

DWS Strategic Income VIP
Chicago
190,000
 $                   189,538
0.05%

New York Funds





DWS High Income Plus Fund
New York
2,260,000
 $
2,254,508
0.65%

Total

20,000,000
 $
19,951,400
5.71%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
BRFRIOACN0R2

Issuer
METALFRIO SOLUTIONS SA

Underwriters
UBS, Banco do Brasil, Banco Fator, DBSI,
Santander Central Hispano

Years of continuous operation, including predecessors
> 3 years

Ticker
FRIO3 BZ

Is the affiliate a manager or co-manager of offering?
Co-Lead Manager

Name of underwriter or dealer from which purchased
UBS

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/11/2007

Total dollar amount of offering sold to QIBs
 $               193,825,500

Total dollar amount of any concurrent public
offering
 $              -

Total
 $               193,825,500

Public offering price
 $                          9.35

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                      0.37

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
546,100
 $
54,477,298
15.56%

DWS Balanced VIP
Chicago
51,700
 $                 5,157,437
1.47%

Total

597,800
 $               59,634,735
17.04%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
60740FAF2

Issuer
MOBILE MINI

Underwriters
BoA, CSFB, CIBC, CSFB, DBSI

Years of continuous operation, including predecessors
> 3 years

Security
MINI 6.875% 5/1/2015

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
CIBC

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/23/2007

Total amount of offering sold to QIBs
150,000,000

Total amount of any concurrent public offering
0

Total
150,000,000

Public offering price
99.55

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.88%

Rating
B1/BB-

Current yield
6.91%

Benchmark vs Spread (basis points)
232 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
90,000
 $                     89,781
0.03%

DWS Balanced VIP
Chicago
30,000
 $                     29,927
0.01%

DWS High Income Fund
Chicago
1,145,000
 $
1,142,218
0.33%

DWS High Income Trust
Chicago
135,000
 $                   134,672
0.04%

DWS High Income VIP
Chicago
175,000
 $                   174,575
0.05%

DWS Multi Market Income Trust
Chicago
75,000
 $                     74,818
0.02%

DWS Strategic Income Fund
Chicago
75,000
 $                     74,818
0.02%

DWS Strategic Income Trust
Chicago
15,000
 $                     14,964
0.00%

DWS Strategic Income VIP
Chicago
20,000
 $                     19,951
0.01%

New York Funds





DWS High Income Plus Fund
New York
225,000
 $                   224,453
0.06%

DWS Short Duration Plus Fund
New York
15,000
 $                     14,964
0.00%

Total

2,000,000
 $
1,995,140
0.57%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
617446C23

Issuer
MORGAN STANLEY

Underwriters
Morgan Stanley, ABN Amro, BMO Capital
Markets, Calyon, DBSI, HVB Capital Markets,
Loop Capital Markets, Muriel Siebert & Co,
RBC Capital Markets, Samuel A Ramirez &
Co, Santander Investment Securities, Scotia
Capital, Toussaint Capital Partners, Utendahl
Capital Partners, Wachovia Capital Markets,
Wells Fargo, Williams Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
MS 5.45% 1/9/2017

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/4/2007

Total amount of offering sold to QIBs
2,750,000,000

Total amount of any concurrent public offering
0

Total
2,750,000,000

Public offering price
99.68

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
Aa3/A+

Current yield
5.47%

Benchmark vs Spread (basis points)
11 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
1,805,000
 $
1,800,614
0.52%

New York Funds





DWS Core Fixed Income Fund
New York
7,355,000
 $
7,337,127
2.10%

DWS Lifecycle Long Range Fund
New York
1,370,000
 $
1,366,671
0.39%

Total

10,530,000
 $
10,504,412
3.01%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
61751NAF9

Issuer
MORGAN STANLEY CAPITAL I

Underwriters
Morgan Stanley, DBSI, Merrill Lynch

Years of continuous operation, including predecessors
> 3 years

Security
MSC 2007-HQ11 A4

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
2/1/2007

Total amount of offering sold to QIBs
500,573,000

Total amount of any concurrent public offering
0

Total
500,573,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.10%

Rating
Aaa/AAA

Current yield
5.45%

Benchmark vs Spread (basis points)
23 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Strategic Income Fund
Chicago
2,280,000
 $
2,274,460
0.65%

DWS Strategic Income VIP
Chicago
720,000
 $                   718,250
0.21%

Total

3,000,000
 $
2,992,710
0.86%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
617446H51

Issuer
MORGAN STANLEY

Underwriters
ABN Amro Securities, Blaylock & Co Inc, BMO
Capital Markets, Calyon Securities USA Inc,
CastleOak Securities LP, DBSI, HVB Capital
Markets Inc, Loop Capital Markets LLC,
Mitsubishi UFJ Securities Internat, Mizuho
Securities USA Inc, Muriel Siebert & Co Inc,
Natexis Bleichroeder Inc, RBC Capital
Markets, Santander Investment Securities,
Scotia Capital Inc, SG Americas Securities
LLC, TD Ameritrade, Wachovia Capital
Markets

Years of continuous operation, including predecessors
> 3 years

Security
MS 5.55% 4/27/2017

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/24/2007

Total amount of offering sold to QIBs
2,000,000,000

Total amount of any concurrent public offering
0

Total
2,000,000,000

Public offering price
99.70

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
Aa3e/A+

Current yield
5.57%

Benchmark vs Spread (basis points)
97 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
5,640,000
 $
5,626,295
1.61%

DWS Balanced VIP
Chicago
1,875,000
 $
1,870,444
0.54%

Total

7,515,000
 $
7,496,739
2.15%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
635309107

Issuer
NATIONAL CINEMEDIA INC

Underwriters
Credit Suisse, JP Morgan, Lehman Brothers,
Morgan Stanley, AGM Securities, Allen & Co,
BoA, Bear Stearns, Citigroup, DBSI, Goldman
Sachs, Merrill Lynch, UBS

Years of continuous operation, including predecessors
> 3 years

Ticker
NCMI US

Is the affiliate a manager or co-manager of offering?
Co-Manger

Name of underwriter or dealer from which purchased
Credit Suisse

Firm commitment underwriting?
Yes

Trade date/Date of Offering
2/7/2007

Total dollar amount of offering sold to QIBs
 $            798,000,000

Total dollar amount of any concurrent public
offering
 $                                 -

Total
 $         798,000,000

Public offering price
 $                        21.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                         1.16

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Mid Cap Growth VIP
Chicago
3,900
 $                   389,052
0.11%

DWS Small Cap Growth VIP
Chicago
15,000
 $
1,496,355
0.43%

New York Funds





DWS Global Opportunities Fund
New York
                        41,200
 $
4,109,988
1.17%

DWS Global Opportunities VIP
New York
                        19,200
 $
1,915,334
0.55%

DWS Mid Cap Growth Fund
New York
                        77,800
 $
7,761,095
2.22%

DWS Small Cap Growth Fund
New York
25,700
 $                 2,563,755
0.73%

Total

182,800
 $               18,235,580
5.21%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information






Security Purchased

CUSIP
68555GAA8

Issuer
ORASCOM TELECOM FINANCE

Underwriters
Citigroup, Credit Suisse, ABN Amro, DBSI

Years of continuous operation, including predecessors
> 3 years

Security
ORAT 7.875% 2/8/2014

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Credit Suisse

Firm commitment underwriting?
Yes

Trade date/Date of Offering
2/1/2007

Total amount of offering sold to QIBs
750,000,000

Total amount of any concurrent public offering
0

Total
750,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.88%

Rating
B2/B-

Current yield
7.88%

Benchmark vs Spread (basis points)
303 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
175,000
 $                   174,575
0.05%

DWS Balanced VIP
Chicago
100,000
 $                     99,757
0.03%

DWS High Income Fund
Chicago
2,115,000
 $
2,109,861
0.60%

DWS High Income Trust
Chicago
245,000
 $                   244,405
0.07%

DWS High Income VIP
Chicago
370,000
 $                   369,101
0.11%

DWS Multi Market Income Trust
Chicago
135,000
 $                   134,672
0.04%

DWS Strategic Income Fund
Chicago
140,000
 $                   139,660
0.04%

DWS Strategic Income Trust
Chicago
100,000
 $                     99,757
0.03%

DWS Strategic Income VIP
Chicago
100,000
 $                     99,757
0.03%

New York Funds





DWS High Income Plus Fund
New York
420,000
 $                   418,979
0.12%

DWS Short Duration Plus Fund
New York
100,000
 $                     99,757
0.03%

Total

4,000,000
 $
3,990,280
1.14%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
67105EAA0

Issuer
OUTBACK STEAKHOUSE INC

Underwriters
BoA, DBSI, ABN Amro, GE Capital Markets,
Rabo Securities USA, SunTrust Robinson
Humphrey, Wells Fargo

Years of continuous operation, including predecessors
> 3 years

Security
OSI 10% 6/15/2015

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/8/2007

Total amount of offering sold to QIBs
550,000,000

Total amount of any concurrent public offering
0

Total
550,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.25%

Rating
Caa1/CCC+

Current yield
10.00%

Benchmark vs Spread (basis points)
488 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
455,000
 $                   453,894
0.13%

DWS Balanced VIP
Chicago
145,000
 $                   144,648
0.04%

DWS High Income Fund
Chicago
5,735,000
 $
5,721,064
1.64%

DWS High Income Trust
Chicago
680,000
 $                   678,348
0.19%

DWS High Income VIP
Chicago
870,000
 $                   867,886
0.25%

DWS Multi Market Income Trust
Chicago
415,000
 $                   413,992
0.12%

DWS Strategic Income Fund
Chicago
370,000
 $                   369,101
0.11%

DWS Strategic Income Trust
Chicago
105,000
 $                   104,745
0.03%

DWS Strategic Income VIP
Chicago
95,000
 $                     94,769
0.03%

New York Funds





DWS High Income Plus Fund
New York
1,130,000
 $
1,127,254
0.32%

Total

10,000,000
 $
9,975,700
2.86%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
694308GJ0

Issuer
PACIFIC GAS & ELECTRIC

Underwriters
Barclays, Citigroup, DBSI, ABN Amro, BNY
Capital Markets, Loop Capital Markets,
Williams Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
PCG 5.8% 3/1/2037

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/8/2007

Total amount of offering sold to QIBs
700,000,000

Total amount of any concurrent public offering
0

Total
700,000,000

Public offering price
99.45

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.88%

Rating
Baa1/BBB

Current yield
5.83%

Benchmark vs Spread (basis points)
116 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
3,035,000
 $
3,027,625
0.87%

DWS Balanced VIP
Chicago
1,015,000
 $
1,012,534
0.29%

Total

4,050,000
 $
4,040,159
1.16%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
721467AE8

Issuer
PILGRIM'S PRIDE CORP

Underwriters
Lehman Brothers, BoA, BMO Capital Markets,
Credit Suisse, DBSI, JP Morgan, Stephens
Inc, Stifel Nicolaus & Co

Years of continuous operation, including predecessors
> 3 years

Security
PPC 7.625% 5/1/2015

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/19/2007

Total amount of offering sold to QIBs
400,000,000

Total amount of any concurrent public offering
0

Total
400,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.67%

Rating
B1/B

Current yield
7.63%

Benchmark vs Spread (basis points)
227 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
230,000
 $                   229,441
0.07%

DWS Balanced VIP
Chicago
80,000
 $                     79,806
0.02%

DWS High Income Fund
Chicago
2,830,000
 $
2,823,123
0.81%

DWS High Income Trust
Chicago
330,000
 $                   329,198
0.09%

DWS High Income VIP
Chicago
495,000
 $                   493,797
0.14%

DWS Multi Market Income Trust
Chicago
175,000
 $                   174,575
0.05%

DWS Strategic Income Fund
Chicago
180,000
 $                   179,563
0.05%

DWS Strategic Income Trust
Chicago
40,000
 $                     39,903
0.01%

DWS Strategic Income VIP
Chicago
55,000
 $                     54,866
0.02%

New York Funds





DWS Bond VIP
New York
195,000
 $                   194,526
0.06%

DWS Core Plus Income Fund
New York
60,000
 $                     59,854
0.02%

DWS High Income Plus Fund
New York
555,000
 $                   553,651
0.16%

DWS Short Duration Plus Fund
New York
30,000
 $                     29,927
0.01%

Total

5,255,000
5,242,230
1.50%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
721467AF5

Issuer
PILGRIM'S PRIDE CORP

Underwriters
Lehman Brothers, BoA, BMO Capital Markets,
Credit Suisse, DBSI, JP Morgan, Stephens
Inc, Stifel Nicolaus & Co

Years of continuous operation, including predecessors
> 3 years

Security
PPC 8.375% 5/1/2017

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/19/2007

Total amount of offering sold to QIBs
250,000,000

Total amount of any concurrent public offering
0

Total
250,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.67%

Rating
B2/B

Current yield
8.38%

Benchmark vs Spread (basis points)
361 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
140,000
 $                   139,660
0.04%

DWS Balanced VIP
Chicago
45,000
 $                     44,891
0.01%

DWS High Income Fund
Chicago
1,690,000
 $
1,685,893
0.48%

DWS High Income Trust
Chicago
200,000
 $                   199,514
0.06%

DWS High Income VIP
Chicago
295,000
 $                   294,283
0.08%

DWS Multi Market Income Trust
Chicago
105,000
 $                   104,745
0.03%

DWS Strategic Income Fund
Chicago
110,000
 $                   109,733
0.03%

DWS Strategic Income Trust
Chicago
25,000
 $                     24,939
0.01%

DWS Strategic Income VIP
Chicago
35,000
 $                     34,915
0.01%

New York Funds





DWS Bond VIP
New York
75,000
 $                     74,818
0.02%

DWS Core Plus Income Fund
New York
25,000
 $                     24,939
0.01%

DWS High Income Plus Fund
New York
335,000
 $                   334,186
0.10%

DWS Short Duration Plus Fund
New York
20,000
 $                     19,951
0.01%

Total

3,100,000
 $
3,092,467
0.89%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
742718DF3

Issuer
PROCTER & GAMBLE CO

Underwriters
Citigroup, Goldman Sachs, JP Morgan,
Morgan Stanley, Merrill Lynch, ABN Amro,
DBSI, Fifth Third Bank, HSBC, PNC Bank,
Williams Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
PG 5.55% 3/5/2037

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
2/28/2007

Total amount of offering sold to QIBs
1,400,000,000

Total amount of any concurrent public offering
0

Total
1,400,000,000

Public offering price
99.32

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.88%

Rating
Aa3/AA-

Current yield
5.59%

Benchmark vs Spread (basis points)
90 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
3,575,000
 $
3,566,313
1.02%

DWS Balanced VIP
Chicago
1,195,000
 $
1,192,096
0.34%

Total

4,770,000
 $
4,758,409
1.36%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
14150BAAZ

Issuer
PTS ACQUISITION CORP

Underwriters
BoA, DBSI, Goldman Sachs, Morgan Stanley,
GE Capital Markets Inc

Years of continuous operation, including predecessors
> 3 years

Security
PTSAC 9.5% 4/15/2015

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/4/2007

Total amount of offering sold to QIBs
565,000,000

Total amount of any concurrent public offering
0

Total
565,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.00%

Rating
Caa1/B-

Current yield
9.50%

Benchmark vs Spread (basis points)
486 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Strategic Income VIP
Chicago
55,000
 $                     54,866
0.02%

DWS High Income Trust
Chicago
410,000
 $                   409,004
0.12%

DWS High Income Fund
Chicago
3,480,000
 $
3,471,544
0.99%

DWS High Income VIP
Chicago
515,000
 $                   513,749
0.15%

DWS Strategic Income Fund
Chicago
225,000
 $                   224,453
0.06%

DWS Strategic Income Trust
Chicago
50,000
 $                     49,879
0.01%

DWS Multi Market Income Trust
Chicago
215,000
 $                   214,478
0.06%

DWS Balanced Fund
Chicago
275,000
 $                   274,332
0.08%

DWS Balanced VIP
Chicago
95,000
 $                     94,769
0.03%

New York Funds





DWS High Income Plus Fund
New York
680,000
 $                   678,348
0.19%

Total

6,000,000
 $
5,985,420
1.71%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
75952BAP0

Issuer
RELIANT ENERGY

Underwriters
DBSI, Goldman Sachs, JP Morgan, Merrill
Lynch, ABN Amro, Bear Stearns

Years of continuous operation, including predecessors
> 3 years

Security
RRI 7.875% 6/15/2017

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/6/2007

Total amount of offering sold to QIBs
725,000,000

Total amount of any concurrent public offering
0

Total
725,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.75%

Rating
B3/B-

Current yield
7.83%

Benchmark vs Spread (basis points)
292 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
440,000
 $                   438,931
0.13%

DWS Balanced VIP
Chicago
145,000
 $                   144,648
0.04%

DWS High Income Fund
Chicago
5,700,000
 $
5,686,149
1.63%

DWS High Income Trust
Chicago
675,000
 $                   673,360
0.19%

DWS High Income VIP
Chicago
870,000
 $                   867,886
0.25%

DWS Multi Market Income Trust
Chicago
415,000
 $                   413,992
0.12%

DWS Strategic Income Fund
Chicago
370,000
 $                   369,101
0.11%

DWS Strategic Income Trust
Chicago
105,000
 $                   104,745
0.03%

DWS Strategic Income VIP
Chicago
95,000
 $                     94,769
0.03%

New York Funds





DWS High Income Plus Fund
New York
1,125,000
 $
1,122,266
0.32%

DWS Short Duration Plus Fund
New York
60,000
 $                     59,854
0.02%

Total

10,000,000
 $
9,975,700
2.86%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
800907AL1

Issuer
SANMINA-SCI CORP

Underwriters
BoA, Citigroup, DBSI, Keybanc Capital
Markets, Scotia Capital, Suntrust Capital
Markets, Wells Fargo

Years of continuous operation, including predecessors
> 3 years

Security
SANM FRN 6/15/2010

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/7/2007

Total amount of offering sold to QIBs
300,000,000

Total amount of any concurrent public offering
0

Total
300,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.00%

Rating
Ba3/B+

Current yield
8.11%

Benchmark vs Spread (basis points)
275 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
185,000
 $                   184,550
0.05%

DWS Balanced VIP
Chicago
60,000
 $                     59,854
0.02%

DWS High Income Fund
Chicago
2,380,000
 $
2,374,217
0.68%

DWS High Income Trust
Chicago
285,000
 $                   284,307
0.08%

DWS High Income VIP
Chicago
360,000
 $                   359,125
0.10%

DWS Multi Market Income Trust
Chicago
175,000
 $                   174,575
0.05%

DWS Strategic Income Fund
Chicago
155,000
 $                   154,623
0.04%

DWS Strategic Income Trust
Chicago
45,000
 $                     44,891
0.01%

DWS Strategic Income VIP
Chicago
40,000
 $                     39,903
0.01%

New York Funds





DWS High Income Plus Fund
New York
470,000
 $                   468,858
0.13%

DWS Short Duration Plus Fund
New York
20,000
 $                     19,951
0.01%

Total

4,175,000
 $
4,164,855
1.19%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
816074AF5

Issuer
SEITEL INC

Underwriters
DBSI, Morgan Stanley, UBS

Years of continuous operation, including predecessors
> 3 years

Security
SELA 9.75% 2/15/2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
2/9/2007

Total amount of offering sold to QIBs
400,000,000

Total amount of any concurrent public offering
0

Total
400,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.75%

Rating
B3/B-

Current yield
9.75%

Benchmark vs Spread (basis points)
439 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
230,000
 $                   229,441
0.07%

DWS Balanced VIP
Chicago
80,000
 $                     79,806
0.02%

DWS High Income Fund
Chicago
2,825,000
 $
2,818,135
0.81%

DWS High Income Trust
Chicago
330,000
 $                   329,198
0.09%

DWS High Income VIP
Chicago
495,000
 $                   493,797
0.14%

DWS Multi Market Income Trust
Chicago
175,000
 $                   174,575
0.05%

DWS Strategic Income Fund
Chicago
180,000
 $                   179,563
0.05%

DWS Strategic Income Trust
Chicago
40,000
 $                     39,903
0.01%

DWS Strategic Income VIP
Chicago
55,000
 $                     54,866
0.02%

New York Funds





DWS High Income Plus Fund
New York
560,000
 $                   558,639
0.16%

DWS Short Duration Plus Fund
New York
30,000
 $                     29,927
0.01%

Total

5,000,000
 $
4,987,850
1.43%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
EG1553312

Issuer
STENA AB

Underwriters
Citigroup, DBSI, JP Morgan

Years of continuous operation, including predecessors
> 3 years

Security
STENA 6.125% 2/1/2017

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
2/1/2007

Total amount of offering sold to QIBs
389,838,217

Total amount of any concurrent public offering
0

Total
389,838,217

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.00%

Rating
Ba3/BB-

Current yield
6.13%

Benchmark vs Spread (basis points)
209 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
123,449
 $                   123,149
0.04%

DWS Balanced VIP
Chicago
38,984
 $                     38,889
0.01%

DWS High Income Fund
Chicago
1,474,888
 $
1,471,304
0.42%

DWS High Income Trust
Chicago
175,427
 $                   175,001
0.05%

DWS High Income VIP
Chicago
259,892
 $                   259,261
0.07%

DWS Multi Market Income Trust
Chicago
90,962
 $                     90,741
0.03%

DWS Strategic Income Fund
Chicago
97,460
 $                     97,223
0.03%

DWS Strategic Income Trust
Chicago
19,492
 $                     19,445
0.01%

DWS Strategic Income VIP
Chicago
25,989
 $                     25,926
0.01%

New York Funds





DWS High Income Plus Fund
New York
292,379
 $                   291,668
0.08%

Total

2,598,921
 $
2,592,606
0.74%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
83272AAA2

Issuer
STONE CONTAINER

Underwriters
BoA, DBSI, JP Morgan, Bank of NY, Credit
Suisse, Merrill Lynch, Morgan Stanley, Scotia
Capital, Societe Generale, UBS, Wachovia

Years of continuous operation, including predecessors
> 3 years

Security
SSCC 8% 3/15/2017

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/12/2007

Total amount of offering sold to QIBs
675,000,000

Total amount of any concurrent public offering
0

Total
675,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.90%

Rating
B3/CCC+

Current yield
8.00%

Benchmark vs Spread (basis points)
345 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
310,000
 $                   309,247
0.09%

DWS Balanced VIP
Chicago
105,000
 $                   104,745
0.03%

DWS High Income Fund
Chicago
3,980,000
 $
3,970,329
1.14%

DWS High Income Trust
Chicago
470,000
 $                   468,858
0.13%

DWS High Income VIP
Chicago
680,000
 $                   678,348
0.19%

DWS Multi Market Income Trust
Chicago
250,000
 $                   249,393
0.07%

DWS Strategic Income Fund
Chicago
260,000
 $                   259,368
0.07%

DWS Strategic Income Trust
Chicago
55,000
 $                     54,866
0.02%

DWS Strategic Income VIP
Chicago
70,000
 $                     69,830
0.02%

New York Funds





DWS High Income Plus Fund
New York
820,000
 $                   818,007
0.23%

Total

7,000,000
 $
6,982,990
2.00%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
871043105

Issuer
SWITCH & DATA FACILITIES

Underwriters
DBSI, Jefferies & Co, CIBC, Lazard, Merriman
Curhan Ford & Co, Raymond James, RBC
Capital Markets, Kaufman Bros, Signal Hill
Capital Group

Years of continuous operation, including predecessors
> 3 years

Ticker
SDXC US

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Jefferies

Firm commitment underwriting?
Yes

Trade date/Date of Offering
2/8/2007

Total dollar amount of offering sold to QIBs
 $                  198,330,000

Total dollar amount of any concurrent public
offering
 $                                -

Total
 $                    198,330,000

Public offering price
 $                               17.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                        1.19

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Small Cap Growth VIP
Chicago
36,700
 $
3,661,082
1.05%

New York Funds





DWS Micro Cap Fund
New York
                        10,600
 $
1,057,424
0.30%

DWS Small Cap Growth Fund
New York
63,000
 $                 6,284,691
1.80%

Total

110,300
 $               11,003,197
3.14%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
88732JAA6

Issuer
TIME WARNER CABLE

Underwriters
ABN Amro, Citigroup, DBSI, Wachovia
Securities

Years of continuous operation, including predecessors
> 3 years

Security
TWC 5.4% 07/02/2012

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Wachovia Securities

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/4/2007

Total amount of offering sold to QIBs
1,500,000,000

Total amount of any concurrent public offering
0

Total
1,500,000,000

Public offering price
99.82

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.35%

Rating
Baa2/BBB+

Current yield
5.41%

Benchmark vs Spread (basis points)
89 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced VIP
Chicago
810,000
 $                   808,032
0.23%

DWS Balanced Fund
Chicago
2,430,000
 $
2,424,095
0.69%

New York Funds





DWS Short Term Bond Fund
New York
3,889,000
 $
3,879,550
1.11%

DWS Short Duration Fund
New York
2,243,000
 $
2,237,550
0.64%

DWS Short Duration Plus Fund
New York
2,593,000
 $
2,586,699
0.74%

Total

11,965,000
 $
11,935,925
3.42%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
89352HAC3

Issuer
TRANS-CANADA PIPELINES

Underwriters
Citigroup, DBSI, JP Morgan, HSBC Securities,
Lazard Capital Markets LLC, Mizuho
Securities USA, SG Americas Securities LLC

Years of continuous operation, including predecessors
> 3 years

Security
TRP 6.350%  5/15/67

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup/JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/30/2007

Total amount of offering sold to QIBs
1,000,000,000

Total amount of any concurrent public offering
0

Total
1,000,000,000

Public offering price
99.82

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.00%

Rating
A3/BBB

Current yield
7.00%

Benchmark vs Spread (basis points)
175 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
4,895,000
 $
4,883,105
1.40%

DWS Balanced VIP
Chicago
1,635,000
 $
1,631,027
0.47%

DWS Core Fixed Income VIP
Chicago
615,000
 $                   613,506
0.18%

New York Funds





DWS Bond VIP
New York
370,000
 $                   369,101
0.11%

DWS Core Fixed Income Fund
New York
2,530,000
 $
2,523,852
0.72%

DWS Core Plus Income Fund
New York
1,150,000
 $
1,147,206
0.33%

DWS Lifecycle Long Range Fund
New York
445,000
 $                   443,919
0.13%

Total

11,640,000
 $
11,611,715
3.33%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information






Security Purchased

CUSIP
89417EAA7

Issuer
TRAVELERS COS INC

Underwriters
Citigroup, JP Morgan, Lehman Brothers,
DBSI, Greenwich Capital Markets, HSBC,
Morgan Stanley

Years of continuous operation, including predecessors
> 3 years

Security
TRV FRN 3/15/2037

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/5/2007

Total amount of offering sold to QIBs
1,000,000,000

Total amount of any concurrent public offering
0

Total
1,000,000,000

Public offering price
99.74

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.00%

Rating
Baa1/BBB

Current yield
6.88%

Benchmark vs Spread (basis points)
178 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
230,000
 $                   229,441
0.07%

New York Funds





DWS Bond VIP
New York
550,000
 $                   548,664
0.16%

DWS Core Plus Income Fund
New York
1,755,000
 $
1,750,735
0.50%

Total

2,535,000
 $
2,528,840
0.72%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
87264MAA7

Issuer
TRW AUTOMOTIVE INC

Underwriters
BoA, DBSI, Goldman Sachs, Lehman
Brothers, Merrill Lynch

Years of continuous operation, including predecessors
> 3 years

Security
TRW 7% 3/15/2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/14/2007

Total amount of offering sold to QIBs
500,000,000

Total amount of any concurrent public offering
0

Total
500,000,000

Public offering price
98.65

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.75%

Rating
Ba3/BB-

Current yield
7.10%

Benchmark vs Spread (basis points)
284 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
385,000
 $                   384,064
0.11%

DWS Balanced VIP
Chicago
130,000
 $                   129,684
0.04%

DWS High Income Fund
Chicago
4,810,000
 $
4,798,312
1.37%

DWS High Income Trust
Chicago
565,000
 $                   563,627
0.16%

DWS High Income VIP
Chicago
825,000
 $                   822,995
0.24%

DWS Multi Market Income Trust
Chicago
305,000
 $                   304,259
0.09%

DWS Strategic Income Fund
Chicago
315,000
 $                   314,235
0.09%

DWS Strategic Income Trust
Chicago
70,000
 $                     69,830
0.02%

DWS Strategic Income VIP
Chicago
90,000
 $                     89,781
0.03%

New York Funds





DWS High Income Plus Fund
New York
945,000
 $                   942,704
0.27%

DWS Short Duration Plus Fund
New York
60,000
 $                     59,854
0.02%

Total

8,500,000
 $
8,479,345
2.43%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
904201AA8

Issuer
UMBRELLA ACQUISITION

Underwriters
BoA, Credit Suisse, DBSI, Lehman Brothers,
RBS Greenwich Capital, Wachovia

Years of continuous operation, including predecessors
> 3 years

Security
UVN 9.75% 3/15/2015

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Credit Suisse

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/1/2007

Total amount of offering sold to QIBs
1,500,000,000

Total amount of any concurrent public offering
0

Total
1,500,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.00%

Rating
B3/CCC+

Current yield
9.75%

Benchmark vs Spread (basis points)
520 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
460,000
 $                   458,882
0.13%

DWS Balanced VIP
Chicago
150,000
 $                   149,636
0.04%

DWS High Income Fund
Chicago
5,690,000
 $
5,676,173
1.63%

DWS High Income Trust
Chicago
665,000
 $                   663,384
0.19%

DWS High Income VIP
Chicago
1,000,000
 $                   997,570
0.29%

DWS Multi Market Income Trust
Chicago
345,000
 $                   344,162
0.10%

DWS Strategic Income Fund
Chicago
365,000
 $                   364,113
0.10%

DWS Strategic Income Trust
Chicago
80,000
 $                     79,806
0.02%

DWS Strategic Income VIP
Chicago
110,000
 $                   109,733
0.03%

New York Funds





DWS High Income Plus Fund
New York
1,135,000
 $
1,132,242
0.32%

Total

10,000,000
 $
9,975,700
2.86%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
US46630Q2021

Issuer
VTB BANK

Underwriters
Citigroup, DBSI, Goldman Sachs,
Renaissance Capital Group

Years of continuous operation, including predecessors
> 3 years

Ticker
VTBR LI

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/11/2007

Total dollar amount of offering sold to QIBs
 $                7,988,131,000

Total dollar amount of any concurrent public
offering
 $                                  -

Total
 $                  7,988,131,000

Public offering price
 $                                  10.56

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                             0.12

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Global Thematic VIP
Chicago
26,100
 $
2,603,658
0.74%

DWS International Select Equity VIP
Chicago
64,400
 $
6,424,351
1.84%

New York Funds





DWS Emerging Markets Equity Fund
New York
                        68,100
 $
6,793,452
1.94%

DWS Global Thematic Fund
New York
                      320,600
 $
31,982,094
9.14%

DWS International Equity Fund
New York
                        50,400
 $
5,027,753
1.44%

DWS International Fund
New York
                      387,000
 $
38,605,959
11.03%

DWS International Select Equity Fund
New York
                        50,200
 $
5,007,801
1.43%

DWS International VIP
New York
                      160,500
 $
16,010,999
4.57%

Total

1,127,300
 $             112,456,066
32.13%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
DE000WACK012

Issuer
WACKER CONSTRUCTION EQUIPMENT

Underwriters
DBSI, Sal Oppenheim Jr, UBS

Years of continuous operation, including predecessors
> 3 years

Ticker
WAC GR

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
UBS

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/14/2007

Total dollar amount of offering sold to QIBs
 $          478,782,139

Total dollar amount of any concurrent public
offering
 $                                 -

Total
 $             478,782,139

Public offering price
 $                       29.93

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $          0.87

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Global Thematic VIP
Chicago
2,200
 $                   219,465
0.06%

DWS International Select Equity VIP
Chicago
6,694
 $                   667,773
0.19%

New York Funds





DWS Global Opportunities Fund
New York
                        18,800
 $
1,875,432
0.54%

DWS Global Opportunities VIP
New York
                          7,700
 $                   768,129
0.22%

DWS Global Thematic Fund
New York
                        27,000
 $
2,693,439
0.77%

DWS International Equity Fund
New York
                          3,304
 $                   329,597
0.09%

DWS International Fund
New York
                        25,390
 $
2,532,830
0.72%

DWS International Select Equity Fund
New York
                          6,617
 $                   660,092
0.19%

DWS International VIP
New York
                          9,978
 $                   995,375
0.28%

Total

107,683
 $               10,742,133
3.07%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information






Security Purchased

CUSIP
931142CH4

Issuer
WAL-MART STORES

Underwriters
DBSI, JP Morgan, Lehman Brothers,
Citigroup, Credit Suisse, Goldman Sachs,
UBS, BoA, CastleOak Securities, Daiwa
Securities, Dresdner Kleinwort, Guzman & Co,
HSBC, Mitsubishi UFJ Securities, Mizuho
Securities, Santander Investment Securities,
Siebert Capital Markets, Standard Chartered
Bank

Years of continuous operation, including predecessors
> 3 years

Security
WMT 5.625% 4/5/2027

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/29/2007

Total amount of offering sold to QIBs
750,000,000

Total amount of any concurrent public offering
0

Total
750,000,000

Public offering price
99.81

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.88%

Rating
Aa2/AA

Current yield
5.89%

Benchmark vs Spread (basis points)
103 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
1,071,000
 $
1,068,397
0.31%

New York Funds





DWS Bond VIP
New York
650,000
 $                   648,421
0.19%

DWS Core Fixed Income Fund
New York
4,374,000
 $
4,363,371
1.25%

DWS Core Plus Income Fund
New York
2,040,000
 $
2,035,043
0.58%

DWS Lifecycle Long Range Fund
New York
774,000
 $                   772,119
0.22%

Total

8,909,000
 $
8,887,351
2.55%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information






Security Purchased

CUSIP
964152AA0

Issuer
WHITE MOUNTAINS RE GROUP

Underwriters
Lehman Brothers, BoA, Bank of NY, DBSI,
Greenwich Capital Markets, HSBC, JP
Morgan, Mitsubishi UFJ Securities, RBC
Capital Markets, Wachovia, Wells Fargo

Years of continuous operation, including predecessors
> 3 years

Security
WTM 6.375% 3/20/2017

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/14/2007

Total amount of offering sold to QIBs
400,000,000

Total amount of any concurrent public offering
0

Total
400,000,000

Public offering price
99.72

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.65%

Rating
Baa3/BBB-

Current yield
6.39%

Benchmark vs Spread (basis points)
190 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
735,000
 $                   733,214
0.21%

New York Funds





DWS Bond VIP
New York
440,000
 $                   438,931
0.13%

DWS Core Fixed Income Fund
New York
4,710,000
 $
4,698,555
1.35%

DWS Core Plus Income Fund
New York
1,395,000
 $
1,391,610
0.40%

DWS Lifecycle Long Range Fund
New York
530,000
 $                   528,712
0.15%

Total

7,810,000
 $
7,791,022
2.23%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information






Security Purchased

CUSIP
984121BS1

Issuer
XEROX CORP

Underwriters
Citigroup, JP Morgan, Merrill Lynch, BoA,
Barclays, BNP Paribas, DBSI, HSBC, UBS,
Bear Stearns, Lehman Brothers, Mizuho
Securities

Years of continuous operation, including predecessors
> 3 years

Security
XRX 5.5% 5/15/2012

Is the affiliate a manager or co-manager of offering?
Co-Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/14/2007

Total amount of offering sold to QIBs
1,100,000,000

Total amount of any concurrent public offering
0

Total
1,100,000,000

Public offering price
99.61

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.60%

Rating
Baa3/BBB-

Current yield
5.52%

Benchmark vs Spread (basis points)
98 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
1,142,000
 $
1,139,225
0.33%

DWS Balanced VIP
Chicago
381,000
 $                   380,074
0.11%

Total

1,523,000
 $
1,519,299
0.44%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
98372PAJ7

Issuer
XL CAPITAL LTD

Underwriters
Citigroup, JP Morgan, Merrill Lynch, ABN
Amro, Barclays, DBSI, Goldman Sachs, RBS
Greenwich Capital, Wachovia, Bank of NY,
Calyon, HSBC, ING Belgium, Keybank NA,
Lazard, Lloyds Bank plc

Years of continuous operation, including predecessors
> 3 years

Security
XL FRN 4/15/2017

Is the affiliate a manager or co-manager of offering?
Senior Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/12/2007

Total amount of offering sold to QIBs
1,000,000,000

Total amount of any concurrent public offering
0

Total
1,000,000,000

Public offering price
99.60

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.00%

Rating
Baa2/BBB

Current yield
7.17%

Benchmark vs Spread (basis points)
200 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
5,620,000
 $
5,606,343
1.61%

DWS Balanced VIP
Chicago
1,880,000
 $
1,875,432
0.54%

Total

7,500,000
 $
7,481,775
2.14%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information






Security Purchased

CUSIP
98385X106

Issuer
XTO ENERGY

Underwriters
Goldman Sachs, Lehman Brothers, Morgan
Stanley, AG Edwards, BoA, BMO Capital
Markets, Citigroup, Credit Suisse, DBSI,
Friedman Billings Ramsey, Howard Weil,
Jefferies & Co, JP Morgan, Pickering Energy
Partners, Simmons & Co, SunTrust Robinson
Humphrey, UBS, Wachovia

Years of continuous operation, including predecessors
> 3 years

Ticker
XTO US

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/4/2007

Total dollar amount of offering sold to QIBs
 $              907,500,000

Total dollar amount of any concurrent public
offering
 $                 -

Total
 $                907,500,000

Public offering price
 $                   60.50

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $              1.97

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
12,900
 $
1,286,865
0.37%

DWS Balanced VIP
Chicago
4,200
 $                   418,979
0.12%

New York Funds





DWS Global Commodities Stock Fund
New York
                        15,400
 $
1,536,258
0.44%

DWS Commodity Securities Fund
New York
                          6,200
 $                   618,493
0.18%

DWS Capital Growth Fund
New York
                        46,400
 $
4,628,725
1.32%

DWS Capital Growth VIP
New York
29,000
 $                 2,892,953
0.83%

Total

114,100
 $               11,382,274
3.25%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.